Exhibit 31(a)

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew M. Listerman, certify that:

1.	I have reviewed this quarterly report on Form 10-Q/A of Prime Time Travel, Inc.; and
2.
Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: July 30, 2012	By:	/s/ Andrew M. Listerman
Andrew M. Listerman
Chief Executive Officer and President